Exhibit 10.12
VAAPFAP Funding Agreement Exhibit A2- Loan Promissory Note
PROMISSORY NOTE
               FOR VALUE RECEIVED, the undersigned promises to pay to the order of the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, at its office at 200 East Grand, Des Moines, Iowa 50309, the sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) with interest thereon at ZERO PERCENT (0%) to be paid as follows:
     60 monthly payments of $5,000.00 beginning on the-first ~~day of the fourth month from the date Award funds are disbursed~~ August l,_2007. Final payment may vary depending upon dates payments are received.
Interest shall first be deducted from the payment and any balance shall be applied on principal.
Upon default in payment of any interest, or any installment of principal, the whole amount then unpaid shall become immediately due and payable at the option of the holder.
The undersigned, in case of suit on this note, agrees to pay on demand all costs of collection, maintenance of collateral, legal expenses, and attorneys’ fees incurred or paid by the holder in collecting and/or enforcing this Note on default.
This note shall be secured by the Security specified in the Contract.
Makers, endorsers and sureties waive demand of payment, notice of non-payment, protest and notice. Sureties, endorsers and guarantors agree to all of the provisions of this note, and consent that the time or times of payment of all or any part hereof may be extended after maturity, from time to time, without notice.

Western Iowa Dubuque Biodiesel, LLC
By	/s/ William G. Schueller
William Schueller, Chairman

Address:	PO Box 82
Farley, IA 52046

Date: 3/30/07

VAAPFAP Funding Agreement Exhibit Al- Forgivable Loan Promissory Note
PROMISSORY NOTE
FOR VALUE RECEIVED, the undersigned promises, in the event this Forgivable Loan is not forgiven, to pay to the order of the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, at its office at 200 East Grand, Des Moines, Iowa 50309, the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000) with interest at a rate of 0% unless an Event of Default occurs, in which case interest shall be at the default rate set forth in Contract number P0605M00970 (“Contract”). The terms and conditions by which forgiveness of this Loan may occur are as specified in the Contract.
Interest shall first be deducted from the payment and any balance shall be applied on principal. Upon default in payment of any interest, or any installment of principal, the whole amount then unpaid shall become immediately due and payable at the option of the holder.
The undersigned, in case of suit on this note, agrees to pay on demand all costs of collection, maintenance of collateral, legal expenses, and attorneys’ fees incurred or paid by the holder in collecting and/or enforcing this Note on default.
This note shall be secured by the Security specified in the Contract.
Makers, endorsers and sureties waive demand of payment, notice of non-payment, protest and notice. Sureties, endorsers and guarantors agree to all of the provisions of this note, and consent that the time or times of payment of all or any part hereof may be extended after maturity, from time to time, without notice.

Western Iowa Dubuque Biodiesel, LLC
By	/s/ William G. Schueller
William Schueller, Chairman

Address:	PO Box 82
Farley, IA 52046

Date: 3/30/07

Amendment No. 1
Contract No. 06-VAPIVEGF-030
AMENDMENT

PROGRAM:	VAAPFAP
CONTRACT NUMBER:	06-VAPIVFGF-03 0
AMENDMENT NUMBER: 1
EFFECTIVE DATE:	February 22, 2007
THIS AMENDMENT is made by and between the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, (hereafter “Department” or “IDED”), 200 East Grand Avenue, Des Moines, Iowa 50309 , an agency of the State of Iowa and Western Dubuque Biodiesel, LLC (hereafter “Contractor”), PO Box 82, 301 First Street NE, Farley, IA 52046
     Contractor, by correspondence dated February 22, 2007 requested that the contract be amended to change the loan payment start date. Western Dubuque Biodiesel, LLC has requested that Loan Payment Start Date be amended to coincide with the completion of project construction and the start of production at the facility. Contract Number (06-VAPIVEGF-030) is hereby modified as follows:
1.	REVISION OF LOAN AMORTIZATION 06-VAPIVGF-030. ”Loan Payment Start Date” is amended by changing the Loan Payment Start Date from January 1, 2007 to August 1, 2007.

2.	REVISION OF VAAPFAP FUNDING AGREEMENT EXHIBIT A2- LOAN PROMISSORY NOTE. Paragraph two of the Loan Promissory Note is amended as follows: 60 monthly payments of $5,000.00 beginning on ~~to first day of the fourth month from the date Award funds are disbursed~~ August 1, 2007. Final payment may vary depending upon dates payments are received.
     Except as otherwise revised above, the terms, provisions, and conditions of Contract Number 06-VAPIVFGF-030 remain unchanged and are in full force and effect:

FOR CONTRACTOR:	FOR IDED:

/s/ William G. Schueller	/s/ Michael Tramontina

William Schueller, Chairman	Michael Tramontina, Interim Director

3/30/07	4/09/07

Date	Date